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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               November 8, 1996

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

           NEW JERSEY               1-1-432                 22-2429994
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         (State or other          (Commission             (IRS Employer
         jurisdiction of          File Number)            Identification
         incorporation)                                   Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: 908-389-1182

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Former name or former address, if changed from last report)
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                                      -2-

     Item 5. Other Events
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             Roberts Pharmaceutical Corporation announced today that
shareholders, at a special meeting and by approximately 95% of votes cast, approved the following proposals:

  1. The issuance to the holders of the Company's 5% Convertible Preferred Stock, $.10 par value per share of the full number of shares of the Company's Common Stock, $.01 par value per share to which such holders are entitled upon conversion of the 5% Preferred Stock; and

  2. An amendment to the Company's Amended and Restated Certificate of Incorporation which increases the authorized shares of the Company's Common Stock, from 50,000,000 shares to 100,000,000 shares.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ROBERTS PHARMACEUTICAL CORPORATION
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                                                  (Registrant)

 Date: November 13, 1996               By: /s/ Anthony A. Rascio
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                                           Anthony A. Rascio
                                           Vice President